UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2004

MGI PHARMA, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota	55437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 346-4700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition and

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

On October 13, 2004, MGI PHARMA, Inc. (the “Company”) issued a press release and held a conference call to report its results of operations and financial condition for the completed quarter ended September 30, 2004. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events

In its conference call reporting its results of operations and financial condition for the quarter ended September 30, 2004, the Company also announced that in early 2005 following successful recruitment of a chief financial officer to contribute to the next phase of growth at MGI PHARMA, William C. Brown, executive vice president and chief financial officer, plans to retire after eighteen years of leadership at MGI PHARMA.

Section 9– Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

99.1     Press Release dated October 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 13, 2004	MGI PHARMA, INC.

	By:	/s/ William C. Brown
William C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated October 13, 2004.